UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

SCHEDULE 14A

(Rule 14a-101)

________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Blue Water Biotech, Inc.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLUE WATER BIOTECH, INC.
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202

April 26, 2023

To the Stockholders of Blue Water Biotech, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Meeting”) of Blue Water Biotech, Inc. (formerly known as Blue Water Vaccines Inc.) (the “Company”) to be held on Wednesday, May 31, 2023 at 9:00 a.m. Eastern Time at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America, for the following purposes:

1.     To elect James Sapirstein (the “Director Nominee”) to serve as a Class II director on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.     To approve an amendment to the Company’s Amended and Restated 2022 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock, par value $0.00001 per share, that may be issued under the plan by 550,000 shares from 2,600,000 to 3,150,000 shares (the “2022 Plan Proposal”);

3.     To ratify the appointment by the Board of Mayer Hoffman McCann P.C. (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE, A vote FOR the approval OF THE 2022 PLAN PROPOSAL, AND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

The Board has fixed the close of business on April 3, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,
/s/ Joseph Hernandez
Joseph Hernandez
Chairman and Chief Executive Officer
Blue Water Biotech, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly VOTE your proxy BY completing, dating, signing and returning the enclosed proxy CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE ON THE INTERNET AT HTTPS://IR.BWBIOINC.COM/FINANCIAL-INFORMATION/ANNUAL-REPORT-AND-PROXY OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Blue Water Biotech, Inc.
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2023

The accompanying proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Blue Water Biotech, Inc. (formerly known as Blue Water Vaccines Inc.) (the “Company”) for use at the 2023 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 9:00 a.m. Eastern Time on Wednesday, May 31, 2023 at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America:

1.     To elect James Sapirstein (the “Director Nominee”) as a Class II director to serve on the Board for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.     To approve an amendment to the Company’s Amended and Restated 2022 Equity Incentive Plan (the “2022 Plan”) to increase the aggregate number of shares of the Company’s common stock, par value $0.00001 per share (“common stock”), that may be issued under the plan by 550,000 shares from 2,600,000 to 3,150,000 shares (the “2022 Plan Proposal”);

3.     To ratify the appointment by the Board of Mayer Hoffman McCann P.C. (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of the Director Nominee, a vote “FOR” the approval of the 2022 Plan Proposal, and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Stockholders of record of our common stock at the close of business on April 3, 2023 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may access the materials for the Meeting by visiting the website: https://ir.bwbioinc.com/financial-information/annual-report-and-proxy

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

You are urged to review carefully the information contained in the accompanying Proxy Statement prior to deciding how to vote your shares.

All costs of solicitation of proxies will be borne by the Company. We have engaged Advantage Proxy, Inc. (the “Advantage”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage $3,500 in connection with such services for the Meeting. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our Board and the officers of the Company may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This notice and the attached proxy statement are first being dissemination to stockholders on or about April 28, 2023.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Joseph Hernandez
Joseph Hernandez
Chairman and Chief Executive Officer
Blue Water Biotech, Inc.

IF YOU SUBMIT YOUR PROXY WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEE, THE APPROVAL OF THE 2022 PLAN PROPOSAL, AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 31, 2023:    The accompanying Proxy Statement, along with our Annual Report, is available at: https://ir.bwbioinc.com/financial-information/annual-report-and-proxy

i

PROXY STATEMENT

Blue Water Biotech, Inc.
ANNUAL MEETING OF STOCKHOLDERS
to be held at 9:00 a.m. Eastern Time on Wednesday, May 31, 2023

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Blue Water Biotech, Inc. (formerly known as Blue Water Vaccines Inc.) (the “Company,” “we,” “us,” or “our”), in connection with our 2023 Annual Meeting of Stockholders (the “Meeting”). The Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 28, 2023.

This Proxy Statement gives you information on the proposals to be voted on at the Meeting so that you can make an informed decision.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Where and when will the Meeting be held?

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America on Wednesday, May 31, 2023 at 9:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $0.00001 per share (“common stock”), on the Record Date may vote at the Meeting. There were 15,878,150 shares of common stock outstanding on the Record Date. All shares of common stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 32 of this Proxy Statement.

What am I voting on?

You are being asked to vote:

1.     To elect James Sapirstein (the “Director Nominee”) to serve as a Class II director on the Board for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.     To approve an amendment to the Company’s Amended and Restated 2022 Equity Incentive Plan (“2022 Plan”) to increase the aggregate number of shares of common stock that may be issued under the plan by 550,000 shares from 2,600,000 to 3,150,000 shares (the “2022 Plan Proposal”);

3.     To ratify the appointment by the Board of Mayer Hoffman McCann P.C. (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the Director Nominee, “FOR” the approval of the 2022 Plan Proposal, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

What is the proxy?

The proxy enables you to appoint Joseph Hernandez, our Chairman and Chief Executive Officer, and Erin Henderson, our Chief Business Officer and Secretary, as your representatives at the Meeting. By completing and returning the proxy card as described herein, you are authorizing Mr. Hernandez and Ms. Henderson to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.

How do I vote my shares?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

(1)    In person.    You may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(2)    By mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If you are a beneficial owner of shares held in the name of a broker, bank or other nominee, you will receive instructions on how to vote from the broker, bank or other nominee. You must follow the instructions of such broker, bank or other nominee in order for your shares to be voted.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by signing, dating and returning all proxy cards.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote by:

•        sending a written notice to Erin Henderson, our Corporate Secretary, stating that you would like to revoke your proxy of a particular date, provided such notice is received no later than 11:59 p.m. Eastern Time on May 30, 2023;

•        signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•        attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee, you must need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not submit your proxy by signing and returning your proxy card, your shares will not be voted unless you vote in person at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the Director Election Proposal), you may vote “for” the Director Nominee or “withhold” authority to vote for the Director Nominee. With respect to proposals 2 and 3, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The Director Election Proposal and the 2022 Plan Proposal are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominee as a director of the Company?

At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast is sufficient to elect a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at a meeting that are not voted for a director nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In an uncontested election, a nominee will be elected as a director if he or she receives at least one vote. The election of the Director Nominee at the Meeting is uncontested. Accordingly, the Director Nominee will be elected as a director if he receives at least one “for” vote at the Meeting.

How many votes are required to approve the 2022 Plan Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of common stock entitled to vote is required to approve the 2022 Plan Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of the 2022 Plan proposal.

How many votes are required to ratify the Auditor as the Company’s independent registered public accounting firm?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of common stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal, provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the Director Nominee and “for” each of the other proposals being put before the stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the voting results of the Meeting within four business days of the Meeting.

Who is paying for this proxy solicitation?

All costs of solicitation of proxies will be borne by the Company. We have engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage a fee of $3,500. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and officers may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or how to vote or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You can also contact our Corporate Secretary, Erin Henderson, at (513) 620-4101, or by sending a letter to Ms. Henderson at the offices of the Company at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Blue Water Biotech, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on May 31, 2023, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about April 28, 2023. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

The Meeting will be held on Wednesday, May 31, 2023 at 9:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect James Sapirstein to serve as a Class II director on the Board for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until his successor is elected and qualified;

2.      To approve an amendment to the 2022 Plan to increase the aggregate number of shares of the Company’s common stock, par value $0.00001 per share, that may be issued under the plan by 550,000 shares from 2,600,000 to 3,150,000 shares (the “2022 Plan Proposal”);

3.      To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.      To transact such other business as may properly come before the Meeting or any adjournment thereof

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote “FOR” the Director Nominee, “FOR” the 2022 Plan Proposal, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Record Date and Voting Power

Our Board fixed the close of business on April 3, 2023 as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 15,878,150 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote. Accordingly, a total of 15,878,150 votes may be cast at the Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the common stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast is sufficient to elect a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at a meeting that are not voted for a director nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In an uncontested election, a nominee will be elected as a director if he or she receives at least one vote. The election of the Director Nominee at the Meeting is uncontested. Accordingly, the Director Nominee will be elected as a director if he receives at least one “for” vote at the Meeting.

The affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote at the Meeting is required to approve the 2022 Plan Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

The affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote at the Meeting is required to ratify the Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Voting

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

(1)    In person.    You may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(2)    By mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

While we know of no other matters to be acted upon at the Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have submitted and not revoked a proxy, your proxy will vote on such other matters in accordance with his or her best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Meeting. The Company has engaged Advantage to assist in the solicitation of proxies for the Meeting. Proxies may be solicited in person or by telephone. You may contact Advantage at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his, her, or its attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Expenses

All costs of solicitation of proxies will be borne by the Company. We have engaged Advantage to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage a fee of $3,500. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and officers may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

No Right of Appraisal

None of Delaware law, our amended and restated certificate of incorporation (our “Amended and Restated Certificate of Incorporation”) or our amended and restated bylaws (our “Amended and Restated Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

If you have questions about the proposals or how to vote or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You can also contact our Corporate Secretary, Erin Henderson, at (513) 620-4101, or by sending a letter to Ms. Henderson at the offices of the Company at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.

Principal Offices

The principal executive offices of the Company are located at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. The Company’s telephone number is (513) 620-4101.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE, “FOR” the approval OF THE 2022 PLAN PROPOSAL, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 1
ELECTION OF DIRECTOR

Introduction

On March 21, 2023, the Board nominated Mr. James Sapirstein for reelection as a director of the Company. Accordingly, the Board has authorized the nomination of Mr. James Sapirstein to serve as a Class II director, to hold office until the 2026 Annual Meeting of Stockholders or until his successor is elected and qualified. Your proxy, if submitted, and unless indicated to the contrary, will be voted for the election the Director Nominee.

We have been advised by the Director Nominee that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the Director Nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Subsequent to stockholder approval of this proposal, the Board will have a total of five members, divided into three classes as follows:

Class	Term	Directors
Class I

Class I directors serve for a term of three years and are elected by the stockholders at the beginning of each term. The current 3-year term for Class I directors extends from the date of our 2022 Annual Meeting of Stockholders to the 2025 Annual Meeting of Stockholders.

Simon Tarsh Michael Venerable
Class II

Class II directors serve for a term of three years and are elected by the stockholders at the beginning of each term. The next full 3-year term for Class II directors extends from the date of the Meeting to the date of the 2026 Annual Meeting of Stockholders.

James Sapirstein
Class III

Initial term ends on the date of our 2024 Annual Meeting of Stockholders. Class III directors serve for a term of three years and are elected by the stockholders at the beginning of each term. The next full 3-year term for Class III directors extends from the date of the 2024 Annual Meeting of Stockholders to the date of the 2027 Annual Meeting of Stockholders.

Joseph Hernandez Timothy Ramdeen

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominee

Our Board currently consists of five directors: Joseph Hernandez, James Sapirstein, Simon Tarsh, Vuk Jemerić and Timothy Ramdeen. James Sapirstein, who currently serves as a director, has been nominated to be reelected at the Meeting as a Class II director, to serve until the 2026 Annual Meeting of Stockholders or until his successor is elected and qualified. The Director Nominees is available for election as a member of the Board. If for any reason the Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for our Director Nominee:

James Sapirstein, one of our directors since February 2022, has over 35 years of experience leading, founding, growing, and selling healthcare companies, specifically in the pharmaceutical space. Mr. Sapirstein is currently the President, CEO and Chairman of First Wave BioPharma, Inc. (Nasdaq: FWBI), where he has been since October 2019. His career began in sales at Eli Lilly, eventually rising to Director of International Marketing at Bristol Myers Squibb from July 1996 to June 2000, and later led the launch of Viread (tenofovir) at Gilead Sciences, Inc. (Nasdaq: GILD), where he served as Global Marketing Lead from June 2020 to June 2002. From November 2006 to January 2011, he served as founding CEO of Tobira Therapeutics (Nasdaq: TBRA), then a private company, and later acquired by Allergan (NYSE: AGN). Since then, he has served as CEO of Alliqua Biomedical (Nasdaq: ALQA) from September 2012 to February 2014 and CEO of Contravir Pharmaceuticals (Nasdaq: CTRV) from March 2014 to October 2018. He has been part of almost two dozen drug product launches and specifically either led or has been a key member of several HIV product launches into different new classes of therapeutics at the time. Additionally, Mr. Sapirstein has held board positions on ZyVersa Therapeitics, Inc. (Nasdaq: ZVSA) since January 2023 and Enochian Biosciences (Nasdaq: ENOB) since April 2018. He previously served as a director of Marizyme (OTCMKTS:MRZM) (Executive Chairman) from December 2018 to June 2021, Leading Biosciences from 2016 to 2021, BioNJ, an association of biopharma industries in New Jersey, from February 2017 to February 2019, RespireRX (OTCBB:RSPI) from April 2014 to January 2020, NanoViricides Inc. (NYSE: NNVC) from November 2018 to January 2020, and Blue Water Acquisition Corp. (“BWAC”), a special purpose acquisition company that completed its initial public offering in December 2020, from December 2020 until its business combination with Clarus Therapeutics Holdings Inc. (OTCPink: CRXT) (“Clarus”) in September 2021. He is also a Board Director for BIO, the leading Biopharma Industries Organization promoting public policy and networking in the healthcare space, where he sits on both the Health Section and Emerging Companies Section Governing Boards. Mr. Sapirstein received a B.S. in Pharmacy from Rutgers University and his MBA from Fairleigh Dickinson University.

We believe that all of our directors, including the Director Nominee, exhibit: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders.

Our Board has concluded that Mr. Sapirstein is well qualified to serve as a director in light of our business due to his extensive network from decades in the healthcare industry. Mr. Sapirstein also brings to our Board a significant depth of experience in the pharmaceutical and biotechnology industries that will be invaluable to the Company as we continue to develop biotechnology assets.

Vote Required

At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast is sufficient to elect a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at a meeting that are not voted for a director nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In an uncontested election, a nominee will be elected as a director if he or she receives at least one vote. The election of the Director Nominee at the Meeting is uncontested. Accordingly, the Director Nominee will be elected as a director if he receives at least one “for” vote at the Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Current Directors and Executive Officers

Listed below are the names of the current directors, director nominees and executive officers of the Company, their ages and positions held as of the date of this Proxy Statement and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Joseph Hernandez	50	Chairman of the Board and Chief Executive Officer	2018
Jon Garfield	59	Chief Financial Officer	2021
Erin Henderson	49	Chief Business Officer and Corporate Secretary	2020
James Sapirstein	61	Director	2022
Simon Tarsh	62	Director	2022
Vuk Jeremić	47	Director	2022
Timothy Ramdeen	31	Director	2023

Joseph Hernandez founded the Company in October 2018 and has been the Chief Executive Officer & Executive Chairman of the Company since inception. He has a background in company creation, early stage technology development, as well as private and public market financing. He brings leadership to the team, backed by a strong educational foundation in biology, medicine, molecular genetics, microbiology, epidemiology, marketing, and finance. Over the course of his career, he has founded or led eight entrepreneurial companies in cutting edge areas of healthcare and pharmaceuticals. After years of building his career at Merck & Co. (NYSE:MRK) from December 1998 to January 2001 and Digene from 2005 to 2009 (acquired by Qiagen (NYSE:QGEN)) from 2005 to 2009, Mr. Hernandez founded and became the President and CEO of Innovative Biosensors from 2004 to 2009. Later, Mr. Hernandez served as the Founder and Chairman of Microlin Bio Inc. from August 2013 to January 2017 and as Chairman of the Board of Ember Therapeutics (OTCMKTS:EMBT) from April 2014 to January 2019. He was also the Chairman of Sydys Corporation from May 2016 to January 2019. Additionally, in January 2020 he founded and in May 2020 sold Noachis Terra, Inc. (acquired by Oragenics (NYSE:OGEN)), a company developing a vaccine for COVID-19. From May 2020 to September 2021, Mr. Hernandez was also the chairman and chief executive officer of BWAC, a special purpose acquisition company that completed its initial public offering in December 2020. On September 9, 2021, BWAC consummated a business combination with Clarus, and Mr. Hernandez served as a director of the post-combination entity until August 2022. He completed his undergraduate studies in Neuroscience, M.Sc. in Molecular Genetics and Microbiology, M.B.A. all at the University of Florida and is completing his M.Sc. in Chronic Disease Epidemiology and Biostatistics at Yale University.

Jon Garfield served as our interim Chief Financial Officer from September 2021 until the consummation of our initial public offering in February 2022, upon which he became our full-time Chief Financial Officer. Mr. Garfield has over 20 years of financial leadership experience, including with healthcare companies. Mr. Garfield regularly provides consulting services to private equity funds and privately held companies. Mr. Garfield served as the CEO of Unity MSK from February 2021 to January 2023. He has served as a consultant of Bay State Physical Therapy from June 2018 to February 2019 and also as a director beginning in February 2019. From 2016 to 2017, Mr. Garfield was the CFO of Pyramid Healthcare, also a private equity based healthcare company. Prior to Pyramid Healthcare, Mr. Garfield joined Monte Nido as CFO in 2012 until 2016. Before Monte Nido, he served as CFO of Clearant, Inc., a publicly-traded medical device company, and Network IP and Simplified Development, where he oversaw the finance and treasury functions, implemented systems upgrades, and pursued a number of growth initiatives. Mr. Garfield was previously a Co-Founder and Vice President of Acquisitions for Coach USA, a consolidator of ground transportation entities throughout North America, and was heavily involved in over 50 acquisitions and the eventual IPO of the company. Earlier in his career, he held positions with PricewaterhouseCoopers and Arthur Andersen. Mr. Garfield was the Chief Financial Officer of BWAC from December 2020 until it completed a business combination with Clarus in September 2021. Mr. Garfield received a B.B.A. in accounting from the University of Texas.

Erin Henderson has been our Chief Business Officer since September 2020 and has extensive experience in program and project management, business operational management, marketing, fundraising and public-private partnership development and implementation. She joined the company in September 2019. Prior to joining the Company, since 2010, Ms. Henderson was the Founder and Managing Principal at The Aetos Group, a management consulting company working with public, private, governmental and non-governmental organizations focused on operational efficiency, Lean Six Sigma implementation, revenue development strategy and real estate acquisition strategy. Erin began her career at Lockwood Greene Engineers, followed by The Facility Group. She led local, state and federal governmental relations for the University of West Georgia and was responsible for identifying and securing financial support from both the public and private sector. Erin completed her undergraduate studies in Chemical Engineering from Auburn University. Erin serves on the Board of the Greater Gainesville Chamber of Commerce and the Board of Danscompany of Gainesville.

Simon Tarsh, one of our directors since August 2022, has more than 40 years of financial experience, working in both the UK and the USA. He has recently retired from Deloitte Consulting LLP, where he was a Senior Managing Director in the Finance and Enterprise Performance Practice, where he had served global clients since 2007. He led a growing global practice focused around Operational Transformation, including supporting Carve Out transactions, joint ventures and hybrid structures, both in the US and in international locations, such as India, China, Eastern Europe and Latin America. He supported high growth companies with their finance operations as they globalized, and was able to advise them on their expansion, while balancing growth with appropriate controls. Prior to moving to the United States in 2007, Mr. Tarsh’s consulting career began with PA Consulting Group, London in 1988, where he was elected as a Partner in 1997, and he built ISG’s business process outsourcing advisory practice in Europe between 2001 and 2006. Mr. Tarsh’s early career was in finance, working with Marathon Oil and Dow Chemical, and during this period, he qualified as a Chartered Accountant. Mr. Tarsh received a Bachelor of Science undergraduate degree in Business and Administration from the University of Salford, Manchester, UK in 1981, and an MBA from City University Business School, London, UK in 1988. He is a Fellow of the Chartered Institute of Management Accountants (1984), which is considered as a CPA equivalent. Mr. Tarsh’s deep financial experience at Deloitte Consulting LLP for fifteen years offers valuable insights to our Board, particularly given the enhanced accounting rules and regulations affecting public companies.

Vuk Jeremić, one of our directors since November 2022, brings decades of experience in operational and strategy advisement on a global scale for both private and public companies. Currently, Mr. Jeremić is the President of the Center for International Relations and Sustainable Development (CIRSD), a global public policy think-tank, and Editor-in-Chief of the quarterly magazine “Horizons — Journal of International Relations and Sustainable Development.” Since 2013, Mr. Jeremić has operated Vuk Jeremić ent Consulting Agency Belgrade, through which he currently serves as a senior advisor to a leading global private equity firm and to one of the largest cryptocurrency exchanges. He also serves on the Advisory Board of the NYSE-listed technology special purpose acquisition company, Adit Edtech Acquisition Corp. (ADEX:U). In addition, he has lectured around the world at major universities, think-tanks, and institutes, as well as published opinion pieces in leading outlets including The New York Times, The Washington Post, The Wall Street Journal, The Financial Times, and Le Monde. Prior to his experience in company advisement, Mr. Jeremić held multiple key positions in global public policy development nationally and internationally. In 2007, he chaired the Council of Europe’s Committee of Ministers and, from 2007 to 2012, he served as Serbia’s Minister of Foreign Affairs. In June 2012, Mr. Jeremić was directly elected by the majority of world’s nations to be the President of the 67th session of the United Nations (UN) General Assembly. During his term in office, he played a leading role in steering the UN towards the establishment of the Sustainable Development Goals (SDGs). Mr. Jeremić was named a Young Global Leader by the World Economic Forum in 2013 and appointed to the Leadership Council of the UN Sustainable Development Solutions Network (UN SDSN) in 2014. Mr. Jeremić served as the President of the Serbian Tennis Federation from 2011 to 2015. Mr. Jeremić holds a bachelor’s degree in Theoretical and Experimental Physics from Cambridge University and a master’s degree in Public Administration in International Development from Harvard University’s John F. Kennedy School of Government. Mr. Jeremić’s impressive resume, operational advisement experience and global public policy development offer a unique prospective to our Board in as we continue to grow the Company and progress our vaccine candidates towards commercialization.

Timothy Ramdeen, one of our directors since January 2023, brings nearly a decade of experience in private equity and hedge fund investing, capital markets, and company formation. Since June 2022, Mr. Ramdeen has been founder and managing partner of Dharma Capital Advisors, an investment and advisory firm focused on early-stage private and public companies. From March 2021 to March 2022, Mr. Ramdeen was co-founder, chief investment officer, and portfolio manager at Sixth Borough Capital Management, a multi-stage, event-driven hedge fund focused on both private and public equities. Since 2022, Mr. Ramdeen has been the co-founder of Amplexd Therapeutics, which is a women’s health/biotechnology company focused on providing low-cost, effective, safe and accessible treatments for early cervical and HPV-related cancers worldwide. Mr. Ramdeen also serves as a corporate advisor/board member to multiple early-stage companies and investment funds. Previously, Mr. Ramdeen was the fifth hire at Altium Capital Management (“Altium”), a healthcare-focused investment firm, where from July 2019 to March 2021 he served as the sole investment analyst on the private capital markets/special situations desk (privately-negotiated financings, direct investments, event-driven long/short, and private to public investments in micro and small-cap companies). During his tenure at Altium, Mr. Ramdeen was instrumental in co-creating the firm’s SPAC and reverse merger investment efforts and establishing extensive relationships with sell-side constituents, buy-side counterparts, and hundreds of private and publicly traded companies across biotechnology, therapeutics, healthcare services, medical devices and medtech. From 2017 to 2018, Mr. Ramdeen worked for Brio Capital Management, an event-driven hedge fund focused on small and micro cap equities. Mr. Ramdeen received his B.S. in Biology from Temple University, where he conducted scientific research across neurology, oncology, and developmental biology. In addition, Mr. Ramdeen earned his MBA in Finance from NYU Stern School of Business. Mr. Ramdeen brings to our Board extensive experience in capital advisement and company development, specifically within the life science industry and for publicly traded companies.

Except for Messrs. Hernandez, Jeremić and Sapirstein, none of our directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director or executive officer and any other person pursuant to which any person was selected as a director or executive officer. There are no family relationships between any of the Company’s directors or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board Composition

Our business and affairs are organized under the direction of our Board, which currently consists of five members. Our Board is divided into three classes (Class I, Class II and Class III) with members of each class serving staggered three-year terms. Our directors are divided among the three classes as follows:

•        the Class I directors are Simon Tarsh and Vuk Jemerić, and their terms will expire at our 2025 Annual Meeting of Stockholders;

•        the Class II director is James Sapirstein, and his term will expire at the Meeting; and

•        the Class III directors are Joseph Hernandez and Timothy Ramdeen, and their terms will expire at our 2024 Annual Meeting of Stockholders.

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Our directors hold office until the earlier of their death, resignation, removal or disqualification, or until their successors have been elected and qualified. Our Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of our Board should be separate. The primary responsibilities of our Board are to provide oversight, strategic guidance, counselling and direction to our management.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix as of April 26, 2023
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		2
Two or More Races or Ethnicities		1
LGBTQ+
Did Not Disclose Demographic Background

Director Independence

The Board has evaluated each of its directors’ independence from the Company based on the definition of “independence” established by the Nasdaq Stock Market (“Nasdaq”) and has determined that Messrs. Sapirstein, Tarsh, Jemerić and Ramdeen are independent directors, constituting a majority of the Board.

The Board has further determined that each member of our audit committee (our “Audit Committee”), compensation committee and nominating and corporate governance Committee is “independent” under applicable Nasdaq rules.

The Board has also determined that each member of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

In its evaluation of each director’s independence from the Company, the Board reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors, or independent registered public accounting firm, and whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Committees of the Board

Our Board has established three standing committees — audit, compensation and nominating and corporate governance — each of which operates under a charter that has been adopted by our Board. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at https://ir.bwbioinc.com/corporate-governance/governance-overview. Each committee has the composition and responsibilities described below. Our Board may from time to time establish other committees.

Audit Committee

Our Audit Committee consists of Simon Tarsh, who is the chair of the committee, Timothy Ramdeen and James Sapirstein. Our Board has determined that each of the members of our Audit Committee satisfies Nasdaq rules and Securities and Exchange Commission (“SEC”) independence requirements. The functions of this committee include, among other things:

•        evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•        reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•        reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•        reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•        reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•        reviewing and evaluating on an annual basis the performance of the Audit Committee, including compliance of the Audit Committee with its charter.

The Board has determined that Simon Tarsh qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements under Nasdaq rules. In making this determination, the Board has considered Mr. Tarsh’s extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

Compensation Committee

Our compensation committee (“Compensation Committee”) consists of James Sapirstein, who is the chair of the committee, Simon Tarsh, Vuk Jeremić and Timothy Ramdeen. Our Board has determined that each of the members of our Compensation Committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and satisfies independence requirements under Nasdaq Rules. The functions of this committee include, among other things:

•        reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•        reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our executive officers;

•        reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•        reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•        reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

•        preparing the report that the SEC requires in our annual proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee (“Nominating Committee”) consists of Timothy Ramdeen, who is the chair of the committee, James Sapirstein, Simon Tarsh and Vuk Jeremić. Our Board has determined that each of the members of this committee satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

•        identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•        evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

•        evaluating, nominating and recommending individuals for membership on our Board; and

•        evaluating nominations by stockholders of candidates for election to our Board.

Board Leadership Structure and Role in Risk Oversight

Our Board is free to select the Chairman of the Board and the Chief Executive Officer in a manner that it considers to be in the best interests of the Company at the time of selection. Currently, Mr. Joseph Hernandez serves as our Chief Executive Officer and executive chairman. Four of our five members of our Board (Messrs. Sapirstein, Tarsh, Jemerić and Ramdeen) have been deemed to be “independent” under Nasdaq standards by the Board, which we believe provides sufficient independent oversight of our management.

Our Board as a whole, and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our Board is in regular contact with our Chief Executive Officer, who reports directly to the Board and supervises day-to-day risk management.

We face a number of risks as described in our filings with the SEC. Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. Our Board focuses its oversight on the most significant risks facing us and our processes to identify, prioritize, assess, manage and mitigate those risks. Our Board receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Attendance

During fiscal year 2022, exclusive of action by unanimous written consent:

•        the Board held 10 meetings

•        the Audit Committee held 6 meetings

•        the Compensation Committee held 7 meetings

•        the Nominating Committee held 6 meetings

Each director attended at least 75% of the Board and committee meetings that they were eligible to attend during fiscal year 2022.

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Our 2022 Annual Meeting of Stockholders was held on August 22, 2022. Of the five directors on the Board at the time of such meeting, all five directors attended the meeting in person or via Zoom.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Blue Water Biotech, Inc., Attn: Secretary, 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. A current copy of our code of ethics is also available on our website at https://ir.bwbioinc.com/corporate-governance/governance-overview.

Audit Committee Report

The Audit Committee operates pursuant to a charter which will be reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the Audit Committee’s charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Simon Tarsh (Chair) Timothy Ramdeen James Sapirstein

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Approval Policy

All transactions since our initial public offering between us and our officers, directors or five percent stockholders, and respective affiliates have been and will be on terms no less favorable than could be obtained from unaffiliated third parties and have been and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, during the past two fiscal years, other than as set forth below, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which (i) the amount involved exceeded or will exceed the lesser of $120,000 of one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation” and “Director Compensation.”

Agreement with Blue Water Real Estate Holdings

We leased office space beginning in November 28, 2018 from Blue Water Real Estate Holdings, Inc., an affiliate of Joseph Hernandez, our Chief Executive Officer. Rental expense recorded for the year ended December 31, 2021 was approximately $26,000. This lease was terminated on March 31, 2021; however, the Company did not vacate the premises until May 26, 2021. As of the date hereof, we have no outstanding obligations under this agreement.

Consulting Agreement with Joseph Hernandez

On October 22, 2018, we entered into a consulting agreement (the “Consulting Agreement”) with Joseph Hernandez, our Chief Executive Officer. Pursuant to the Consulting Agreement, Joseph Hernandez provides us with consulting services, and we are required to pay him an aggregate amount of $1.68 million during the term of the agreement, in monthly payments of $35,000. The Consulting Agreement was to be effective through November 1, 2022 and cancellable by either party with 90 days written notice. During the years ended December 31, 2022 and 2021, the Company incurred approximately $63,000 and $435,000, respectively, in fees under the consulting agreement. The Consulting Agreement became null and void upon the consummation of our initial public offering.

Lease Agreement

On February 28, 2022, the Company entered into a short-term lease in Palm Beach, Florida with an unrelated party, with a commencement date of May 1, 2022, for approximately $14,000 per month. The lease term ends on April 30, 2023 and is personally guaranteed by Joseph Hernandez, our Chief Executive Officer. During the year ended December 31, 2022, the Company incurred rent expense on this lease of approximately $129,000, and variable lease expense of approximately $12,000.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2022 and 2021. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our two additional most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2022 and our one additional most highly compensated executive officer whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph Hernandez	2022	569,138	437,500	696,738	—	—	—	1,703,376
Chief Executive Officer	2021	420,000	210,000	—	—	—	—	630,000

Jon Garfield	2022	369,750	174,000	359,309	—	—	—	903,059
Chief Financial Officer	2021	—	—	—	—	—	—	—

Erin Henderson	2022	296,905	230,000	706,449	—	—	—	1,233,354
Chief Business Officer and Corporate Secretary	2021	120,000	51,173	—	—	—	—	171,173

____________

(1)      This figure represents the aggregate grant date fair value of stock options granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included elsewhere in this Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

Executive officers are also eligible for bonuses in cash (according to targets as set forth in their employment agreements summarized below) and equity, as determined by the Compensation Committee. Cash bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including, without limitation, the achievement of specific performance targets. The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or specific to each officer. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and/or otherwise and considers them as some of the factors when determining the amounts of annual and/or other bonuses to be awarded to executive officers. The Compensation Committee may consider one-time bonuses for executive officers upon completion of extraordinary events. In addition, the Committee will consider grants of equity to executive officers on an annual basis to incentivize officers and align their interests with those of the Company’s stockholders.

Employment Agreements of Executive Officers

We have entered into various employment agreements with certain of our executive officers. Set forth below is a summary of many of the material provisions of such agreements, which summaries do not purport to contain all of the material terms and conditions of each such agreement.

Joseph Hernandez

Effective upon the closing of our initial public offering, we entered into an employment agreement with Mr. Hernandez, pursuant to which he is employed as the Chief Executive Officer of the Company, which superseded Mr. Hernandez’s prior consulting agreement with the Company. The employment agreement provides for an annual base salary, subject to annual increases in the discretion of our Compensation Committee, the Company, and an annual performance bonus. Pursuant to the employment agreement, following the completion of our initial public offering, Mr. Hernandez’s base salary is $595,000. The annual performance bonus will be up to 50% of annual base salary (the “CEO Target Annual Bonus”), with the actual bonus being based upon the level of achievement of annual Company and individual performance objectives for such fiscal year, as determined by our compensation committee.

In the event that Mr. Hernandez’s employment is terminated by the Company without cause (as defined in the employment agreement), or if Mr. Hernandez terminates his employment for “Good Reason” (as defined in the employment agreement), in addition to accrued unpaid salary, reimbursements and vacation days, he will be entitled to certain severance payments and benefits, including: (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CEO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Mr. Hernandez had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) a payment equal to twelve (12) months of his base salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for eighteen months following his termination. The employment agreement also provides that if a change in control (as defined in the employment agreement) occurs, and during the period commencing three months prior to a change in control and ending on the eighteen (18)-month anniversary of the change in control, Mr. Hernandez is terminated without cause or he resigns for good reason, Mr. Hernandez will be entitled to (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CEO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Mr. Hernandez had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) severance of 18 months’ salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for eighteen months following his termination. Additionally, any unvested portion of the equity awards held subject to time-vesting held by Mr. Hernandez will automatically vest.

The employment agreement is governed by the laws of the State of Ohio and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for six months following termination of employment) and confidentiality, trade secrets and assignment of intellectual property clauses.

Pursuant to the non-solicitation and non-competition covenants, Mr. Hernandez has agreed to not directly or indirectly solicit any comparable business from a broad category of customers, request or advise customers to curtail, cancel, or withdraw its business from Blue Water Biotech, Inc., aid any other entity in obtaining business from customers that is comparable or similar to any products or services provided by Blue Water Biotech, Inc., or otherwise interfere with any transaction, agreement, business relationship, and/or business opportunity between Blue Water Biotech, Inc. and any customer or potential customer of the Company.

During the term of employment and for a period of six months after termination, Mr. Hernandez is prohibited from recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any person employed by or engaged by Blue Water Biotech, Inc. or its subsidiaries to terminate such Person’s employment or services (or in the case of a consultant, materially reducing such services) with Blue Water Biotech, Inc. or its subsidiaries, hiring, or engaging any individual who was employed by or providing services to Blue Water Biotech, Inc. or its subsidiaries within the six (6) month period prior to the date of such hiring or engagement, or encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any current or prospective client, customer, licensee, supplier, or other business relation of Blue Water Biotech, Inc. or its subsidiaries, or any such relation that was a client, customer, licensee or other business relationship within the prior six (6) month period to cease doing business with or reduce the amount of business conducted with Blue Water Biotech, Inc. or its subsidiaries, or in any way interfering with the relationship between any such party and Blue Water Biotech, Inc. or its subsidiaries.

Jon Garfield

Effective upon the closing of our initial public offering, we entered into an employment agreement with Mr. Garfield, pursuant to which he is employed as the Chief Financial Officer of the Company. The employment agreement provides for an annual base salary, subject to annual increases in the discretion of our compensation committee, the Company, and an annual performance bonus. Pursuant to the employment agreement, following the completion of our initial public offering, Mr. Garfield’s base salary is $435,000. The annual performance bonus will be up to 50% of annual base salary (the “CFO Target Annual Bonus”), with the actual bonus being based upon the level of achievement of annual Company and individual performance objectives for such fiscal year, as determined by our compensation committee.

In the event that Mr. Garfield’s employment is terminated by the Company without cause (as defined in the employment agreement), or if Mr. Garfield terminates his employment for “Good Reason” (as defined in the employment agreement), in addition to accrued unpaid salary, reimbursements and vacation days, he will be entitled to certain severance payments and benefits, including: (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CFO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Mr. Garfield had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) a payment equal to twelve (12) months of his base salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for eighteen months following his termination. The employment agreement also provides that if a change in control (as defined in the employment agreement) occurs, and during the period commencing three months prior to a change in control and ending on the eighteen (18)-month anniversary of the change in control, Mr. Garfield is terminated without cause or he resigns for good reason, Mr. Garfield will be entitled to (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CFO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Mr. Garfield had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) severance of 18 months’ salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for eighteen months following his termination. Additionally, any unvested portion of the equity awards held subject to time-vesting held by Mr. Garfield will automatically vest.

The employment agreement is governed by the laws of the State of Ohio and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for six months following termination of employment) and confidentiality, trade secrets and assignment of intellectual property clauses.

Pursuant to the non-solicitation and non-competition covenants, Mr. Garfield has agreed to not directly or indirectly solicit any comparable business from a broad category of customers, request or advise customers to curtail, cancel, or withdraw its business from Blue Water Biotech, Inc., aid any other entity in obtaining business from customers that is comparable or similar to any products or services provided by Blue Water Biotech, Inc. or otherwise interfere with any transaction, agreement, business relationship, and/or business opportunity between Blue Water Biotech, Inc. and any customer or potential customer of the Company.

During the term of employment and for a period of six months after termination, Mr. Garfield is prohibited from recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any person employed by or engaged by Blue Water Biotech, Inc. or its subsidiaries to terminate such Person’s employment or services (or in the case of a consultant, materially reducing such services) with Blue Water Biotech, Inc. or its subsidiaries, hiring, or engaging any individual who was employed by or providing services to Blue Water Biotech, Inc. or its subsidiaries within the six (6) month period prior to the date of such hiring or engagement, or encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any current or prospective client, customer, licensee, supplier, or other business relation of Blue Water Biotech, Inc. or its subsidiaries, or any such relation that was a client, customer, licensee or other business relationship within the prior six (6) month period to cease doing business with or reduce the amount of business conducted with Blue Water Biotech, Inc. or its subsidiaries, or in any way interfering with the relationship between any such party and Blue Water Biotech, Inc. or its subsidiaries.

Erin Henderson

Effective upon the closing of our initial public offering, we entered into an employment agreement with Ms. Henderson, pursuant to which she is employed as the Chief Business Officer of the Company. The employment agreement provides for an annual base salary, subject to annual increases in the discretion of our compensation committee, the Company, and an annual performance bonus. Pursuant to the employment agreement, following the completion of our initial public offering, Ms. Henderson’s base salary is $325,000. The annual performance bonus will be up to 40% of annual base salary (the “CBO Target Annual Bonus”), with the actual bonus being based upon the level of achievement of annual Company and individual performance objectives for such fiscal year, as determined by our compensation committee.

In the event that Ms. Henderson’s employment is terminated by the Company without cause (as defined in the employment agreement), or if Ms. Henderson’s terminates her employment for “Good Reason” (as defined in the employment agreement), in addition to accrued unpaid salary, reimbursements and vacation days, she will be entitled to certain severance payments and benefits, including: (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CBO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Ms. Henderson had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) a payment equal to nine (9) months of her base salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for eighteen months following her termination. The employment agreement also provides that if a change in control (as defined in the employment agreement) occurs, and during the period commencing three months prior to a change in control and ending on the eighteen (18)-month anniversary of the change in control, Ms. Henderson is terminated without cause or resigns for good reason, Ms. Henderson will be entitled to (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination; (ii) subject to certain conditions set forth in the employment agreement, an amount equal to (A) the CBO Target Annual Bonus otherwise for the fiscal year in which such termination occurred, assuming Ms. Henderson had remained employed through the applicable payment date, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of such termination and the denominator of which is 365 (or 366, as applicable); (iii) severance of 12 months’ salary; and (iv) payment of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage for nine months following her termination. Additionally, any unvested portion of the equity awards held subject to time-vesting held by Ms. Henderson will automatically vest.

The employment agreement is governed by the laws of the State of Ohio and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for six months following termination of employment) and confidentiality, trade secrets and assignment of intellectual property clauses.

Pursuant to the non-solicitation and non-competition covenants, Ms. Henderson has agreed to not directly or indirectly solicit any comparable business from a broad category of customers, request or advise customers to curtail, cancel, or withdraw its business from Blue Water Biotech, Inc., aid any other entity in obtaining business from customers that is comparable or similar to any products or services provided by Blue Water Biotech, Inc. or otherwise interfere with any transaction, agreement, business relationship, and/or business opportunity between Blue Water Biotech, Inc. and any customer or potential customer of the Company.

During the term of employment and for a period of six months after termination, Ms. Henderson is prohibited from recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any person employed by or engaged by Blue Water Biotech, Inc. or its subsidiaries to terminate such Person’s employment or services (or in the case of a consultant, materially reducing such services) with Blue Water Biotech, Inc. or its subsidiaries, hiring, or engaging any individual who was employed by or providing services to Blue Water Biotech, Inc. or its subsidiaries within the six (6) month period prior to the date of such hiring or engagement, or encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any current or prospective client, customer, licensee, supplier, or other business relation of Blue Water Biotech, Inc. or its subsidiaries, or any such relation that was a client, customer, licensee or other business relationship within the prior six (6) month period to cease doing business with or reduce the amount of business conducted with Blue Water Biotech, Inc. or its subsidiaries, or in any way interfering with the relationship between any such party and Blue Water Biotech, Inc. or its subsidiaries.

Potential Payments Upon Termination or Change-in-Control

See “Employment Agreements of Executive Officers” above.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022. Each of the awards set forth in the table below was granted under our 2019 Equity Incentive Plan or the 2022 Plan.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph Hernandez	5/4/2022	(1)	200,000	—	6.45	5/4/2032

Jon Garfield	5/4/2022	(2)	23,041	64,832	6.45	5/4/2032
	5/4/2022	(3)	8,209	3,918	6.45	5/4/2032

Erin Henderson	4/2/2020	(4)	4,780	11,496	0.01	3/2/2030
	5/4/2022	(5)	15,693	61,752	6.45	5/4/2032
	5/4/2022	(6)	122,555	0	6.45	5/4/2032

____________

(1)      These options vested and became exercisable as follows (i) 174,972 options vested immediately upon grant; (ii) 4,171 options vested at the end of each calendar month from the date of issuance through September 30, 2022 and (iii) the remaining 4,173 options vested on October 31, 2022.

(2)      These non-qualified options vest and become exercisable as follows: 23,041 of the options vested on September 15, 2022 and the remainder of the options vest in equal monthly installments commencing on January 15, 2023 through September 15, 2025, subject to continued service through each such vesting date.

(3)      These non-qualified options vest and become exercisable as follows: 1,959 on September 15, 2022, 2,083 on October 15, 2022, 2,083 on November 15, 2022, 2,084 on December 15, 2022, 1,959 on December 15, 2023, and 1,959 on December 15, 2024, subject to continued service through each such vesting date.

(4)      These incentive options vests and become exercisable as follows: 11,480 of the options vested on December 31, 2020, and the remainder vest monthly thereafter in equal monthly installments through December 31, 2023, subject to continued service through each such vesting date.

(5)      These incentive and non-qualified options vest and become exercisable as follows: (i) 15,693 options vested immediately upon grant; (ii) 1,306 options vest at the end of each calendar month from January 1, 2023 through December 31, 2023 and (iii) 1,920 options vest at the end of each calendar month thereafter through December 31, 2025.

(6)      These non-qualified options vest and become exercisable as follows: 112,107 options vested immediately upon grant and 1,306 options vest at the end of each calendar month commencing on May 31, 2022 through December 31, 2022.

Stock Option Exercises

The following table provides information as of December 31, 2022, regarding the exercise of stock options granted to named executive officers.

Plan category:	Number of Shares Acquired on Exercise	Value Realized on Exercise
2019 Plan:
Erin Henderson	24,810	$93,781.80
	4,834	$20,689.52
Total	29,644	$114,471.30

Stock Awards

There are currently no outstanding restricted stock awards.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2022, regarding our common stock that may be issued under the Company’s 2019 equity incentive plan (the “2019 Plan”) and the 2022 Plan.

Plan category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by stockholders
2019 Plan(1)	615,188	$0.01	0	(1)(2)
2022 Plan(3)	777,466	$5.91	1,041,894
Total	1,392,654	$3.30	1,041,894

____________

(1)      The 2019 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board and stockholders have approved a total reserve of 1,400,000 shares for issuance under the 2019 Plan.

(2)      Once the 2022 Plan became effective, no further grants were made under the 2019 Plan and all shares that remained available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan became effective were rolled over into the 2022 Plan.

(3)      The 2022 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board and stockholders have approved a total reserve of 2,600,000 shares for issuance under the 2022 Plan.

2022 Equity Incentive Plan

Our Board adopted, and our stockholders approved, our 2022 Plan effective upon the completion of our initial public offering. Our 2022 Plan is a successor to and continuation of our 2019 Plan. Our 2022 Plan became effective on the date of the completion of our initial public offering. Once the 2022 Plan became effective, no further grants will be made under the 2019 Plan.

Awards.    Our 2022 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares.    Initially, the maximum number of shares of our common stock that may be issued under our 2022 Plan was 1,600,000 shares of our common stock, which is the sum of (i) 200,000 new shares, plus (ii) an additional number of shares not to exceed 1,400,000 (calculated after giving effect to the stock split that occurred prior to our initial public offering), consisting of (A) shares that remain available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan becomes effective and (B) shares of our common stock subject to outstanding stock options or other stock awards granted under our 2019 Plan that, on or after the 2022 Plan becomes effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

On August 22, 2022, at the Company’s 2022 Annual Meeting of Stockholders, the Company’s stockholders approved an additional 1,000,000 shares of common stock that may be issued under the 2022 Plan. If the 2022 Plan Proposal is approved at the Meeting, the maximum number of shares of our common stock that may be issued under the 2022 Plan will be 3,150,000 shares.

The number of shares of common stock available for issuance under our 2022 Plan will be reduced by: one share for each share of common stock issued pursuant to a stock option or stock appreciation right with respect to which the exercise or strike price is at least 100% of the fair market value of the common stock subject to the stock option or appreciation right on the grant date; and (ii) 1.20 shares for each share of common stock issued pursuant to any restricted stock unit or other “full value award.” The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2022 Plan is equal to the number of shares reserved under the 2022 Plan at any time.

Shares subject to stock awards granted under our 2022 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2022 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our 2022 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares, (ii) to satisfy the exercise, strike or purchase price of an award or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2022 Plan. The number of shares available for issuance under our 2022 Plan will increase by 1.20 shares for each share subject to restricted stock units or other full value awards (not including stock options or stock appreciation rights) which are forfeited or reacquired for the reasons described in the preceding two sentences.

Plan Administration.    Our Board has assigned the authority to administer the 2022 Plan to our Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. The Compensation Committee may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards and (ii) determine the number of shares subject to such stock awards. Under our 2022 Plan, our Compensation Committee has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options.    ISOs and NSOs are granted under stock option agreements in a form approved by the Compensation Committee. The Compensation Committee determines the exercise price for stock options, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2022 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient approved by the Compensation Committee, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the Board.

Unless the Compensation Committee provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the Compensation Committee or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted under restricted stock unit award agreements in a form approved by the Compensation Committee. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Compensation Committee or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the Compensation Committee, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements in a form approved by the Compensation Committee. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The Compensation Committee determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation right agreements in a form approved by the Compensation Committee. The Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Compensation Committee. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.

The Compensation Committee determines the term of stock appreciation rights granted under the 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.    The 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.

The performance goals may be based on any measure of performance selected by the Board or the Compensation Committee. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board at the time the performance award is granted, the board or Compensation Committee will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or any distributions to common stock holders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (xi) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.

Other Stock Awards.    The Compensation Committee may grant other awards based in whole or in part by reference to our common stock. The Compensation Committee will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $150,000 in total value; provided that such amount will increase to $200,000 for the first year for newly appointed or elected non-employee directors.

Changes to Capital Structure.    In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.    The following applies to stock awards under the 2022 Plan in the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board or Compensation Committee at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Plan Amendment or Termination.    Our Board has the authority to amend, suspend or terminate our 2022 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopts our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

2019 Equity Incentive Plan

Our Board adopted and our stockholders approved our 2019 Plan in July 2019 for grants of awards to employees, directors, officers and consultants of us or any of our subsidiaries. Since the 2022 Plan became effective, no further grants have been made under the 2019 Plan. However, the 2019 Plan will continue to govern the terms and conditions of the outstanding awards previously granted under the 2019 Plan.

Awards.    Our 2019 Plan provides for the grant of stock awards (collectively, “Stock Awards”) to employees, directors, officers and consultants of us or any of our subsidiaries, consisting of (i) ISOs within the meaning of Section 422 of the Code; (ii) NSOs; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock unit awards, and (vi) other forms of awards.

Authorized Shares.    As of April 26, 2023, stock options covering 615,188 shares, each with an exercise price of $0.01 per share, were the only outstanding Stock Awards outstanding under our 2019 Plan, and 619,360 shares of our common stock remained available for the future grant of awards under our 2019 Plan, which upon the adoption of the 2022 Plan, became issuable under the 2022 Plan.

Plan Administration.    The 2019 Plan may be administered by our Board, and our Board may delegate such administration to a committee of the Board (as applicable, the “Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Stock Options.    Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. Our Board may grant either ISOs, which must comply with Code Section 422, or nonqualified stock options. ISOs may only be granted to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Our Administrator sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant. Unless our Administrator determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, our Board determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which may not exceed 10 years) and other conditions on exercise. Pursuant to the 2019 Plan, we may only issue 1,400,000 ISOs.

Eligibility.    Awards may be granted under the 2019 Plan to officers, employees, directors, officers and of us and our subsidiaries. ISOs may be granted only to employees of us or our subsidiaries.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    Our Board may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units that represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the discretion of our Board. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the Board. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Board. Other stock awards valued in whole or in part by reference to, or otherwise based on, common stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the fair market value of the common stock at the time of grant) may be granted either alone or in addition to stock awards provided for under the 2019 Plan.

Stock Appreciation Rights.    Upon exercise, stock appreciation rights entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the aggregate strike price of the number of common stock equivalents with respect to which the participant is exercising the stock appreciation right on such date. Exercise of a stock appreciation right issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the stock appreciation right is exercised. The term of a stock appreciation right cannot exceed 10 years.

Changes to Capital Structure.    In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares subject to the 2019 Plan, (ii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iii) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.    The following applies to Stock Awards under the 2019 Plan in the event of a corporate transaction (as defined in the 2019 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board at the time of grant.

In the event of a corporate transaction, the Board may take one of the following actions, contingent on the completion of the corporate transaction: (i) arrange for the surviving or acquiring corporation (or its parent company) to assume, continue or substitute the Stock Award for a similar stock award; (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the Stock Award to the surviving or acquiring corporation (or its parent company); (iii) accelerate the vesting (in whole or in part) of the Stock Award; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; (v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration that the Board may deem appropriate in its sole discretion; and (vi) make a payment equal to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable by such holder in connection with such exercise The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all participants. The Board may also take different actions with respect to the vested and unvested portions of a Stock Award.

Additionally, under the 2019 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as defined in the 2019 Plan) as may be provided in the grant agreement for such Stock Award or as may be provided in any other written agreement between the participant and the Company or any of its subsidiaries which may employ the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendment or Termination.    Our Board has the authority to amend, suspend or terminate our 2019 Plan, subject to certain conditions, including that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted our 2019 Plan.

DIRECTOR COMPENSATION

Prior to April 2022, our directors did not receive cash compensation for their service except for option grants. However, in April 2022, after a review of non-employee director compensation at comparable companies, the Board approved cash and equity compensation of directors, such that we will pay each of our non-employee directors an annual cash retainer for service on the Board and for service on each committee on which the director is a member. The chair of each committee receives an additional annual retainer for such service. All retainers are payable in arrears in four equal quarterly installments. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Annual Board Service Retainer
All non-employee directors	$45,000
Annual Committee Member Service Retainer
Member of the Audit Committee	$10,000
Member of the Compensation Committee	$7,500
Member of the Nominating and Corporate Governance Committee	$5,000
Annual Committee Chair Service Retainer
(in addition to Committee Member Service Retainer above):
Chair of the Audit Committee	$10,000
Chair of the Compensation Committee	$7,500
Chair of the Nominating and Corporate Governance Committee	$5,000

Additionally, each non-director will receive an annual grant of nonqualified stock options to purchase 0.04% of the shares of common stock outstanding as of the date of the Company’s annual meeting, such options vesting monthly over a one-year period and fully vesting upon the director’s death or disability or upon a change of control of the Company.

Our Nominating Committee will continue to review and make recommendations to the Board regarding compensation of directors, including equity-based plans. We will reimburse our non-employee directors for reasonable travel expenses incurred in attending board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2022:

Name	Fees Earned or Paid In Cash ($)		Stock Awards ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Simon Tarsh	38,750	(2)	—	11,928	(3)	—		50,678
James Sapirstein	65,625	(4)	—	182,318	(5)			247,943
Vuk Jeremić	14,375	(6)	—	3,212	(7)			17,587
Timothy Ramdeen(14)	—		—	—				—
Kimberly Murphy	63,437.50	(8)	—	16,372	(9)			79,809.50
Allan Shaw	67,812.50	(10)	—	16,372	(11)	$38,750	(15)	122,934.50
Michael Venerable	39,375	(12)	—	16,372	(13)			55,747

____________

(1)      This figure represents the aggregate grant date fair value of stock options granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included elsewhere in this Proxy Statement. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)      Represents fees earned by Mr. Tarsh since his addition to the Board on August 22, 2022. Such pro-rated fees consist of $22,500 for serving on the Board, $5,000 for serving on the Audit Committee (and an additional $5,000 for serving as chair of the Audit Committee), $3,750 for serving on the Compensation Committee and $2,500 for serving on the Nominating Committee.

(3)      Mr. Tarsh was granted 4,073 stock options in fiscal year ended December 31, 2022, all of which were outstanding as of December 31, 2022, and of which 1,810 have vested as of such date and the remainder of which will vest in equal monthly installments through May 2023.

(4)      Represents pro-rated fees earned by Mr. Sapirstein, consisting of $39,375 for serving on the Board, $8,750 for serving on the Audit Committee, $6,562.50 for serving on the for serving on the Compensation Committee (and an additional $6,562.50 for serving as chair of the Compensation Committee) and $4,375 for serving on the Nominating Committee.

(5)      Mr. Sapirstein was granted 4,655 ($16,372 fair value) in fiscal year ended December 31, 2022 along with the other directors and 45,372 ($165,946 fair value)) in fiscal year ended December 31, 2022 as a joining bonus equal to the options the other independent directors received pre-IPO. All 50,575 stock options were outstanding as of December 31, 2022. 3,590 of the 4,655 options have vested as December 31, 2022, and the remainder of which will vest in equal monthly installments through March 2023. 9,560 of the 45,372 options have vested as December 31, 2022 and the remainder of which will vest in equal monthly installments through February 2026.

(6)      Represents pro-rated fees earned by Mr. Jeremić since his addition to the Board on November 22, 2022. Such fees consist of $11,250 for serving on the Board, $1,875 for serving on the Compensation Committee and $1,250 for serving on the Nominating Committee.

(7)      Mr. Jeremić was granted 3,610 stock options in fiscal year ended December 31, 2022, all of which were outstanding as of December 31, 2022, and of which 516 have vested as of such date and the remainder of which will vest in equal monthly installments through May 2023.

(8)      Represents pro-rated fees earned by Ms. Murphy, consisting of $39,375 for serving on the Board, $8,750 for serving on the Audit Committee, $6,562.50 for serving on the for serving on the Compensation Committee and $4,375 for serving on the Nominating Committee (and an additional $4,375 for serving as chair of the Nominating Committee). Ms. Murphy resigned from the Board effective January 13, 2023.

(9)      Ms. Murphy was granted 4,655 stock options in fiscal year ended December 31, 2022. Ms. Murphy had 50,575 outstanding stock options as of December 31, 2022, of which 38,006 have vested as of such date. The vesting of 11,505 options were accelerated as of January 13, 2023 and 1,065 unvested options were terminated on January 13, 2023, Ms. Murphy’s date of resignation from Board.

(10)    Represents pro-rated fees earned by Mr. Shaw, consisting of $39,375 for serving on the Board, $8,750 for serving on the Audit Committee (and an additional $8,750 for serving as chair of the Audit Committee), $6,562.50 for serving on the for serving on the Compensation Committee and $4,375 for serving on the Nominating Committee. Mr. Shaw did not stand for reelection at the Company’s 2022 Annual Meeting of Stockholders and as such ceased to be a director as of August 22, 2022.

(11)    Mr. Shaw was granted 4,655 stock option in fiscal year ended December 31, 2022. Mr. Shaw had no outstanding stock options as of December 31, 2022.

(12)    Represents pro-rated fees earned by Mr. Venerable, consisting of $39,375 for serving on the Board. Mr. Venerable resigned from the Board effective November 4, 2022.

(13)    Mr. Venerable was granted 4,655 stock options in fiscal year ended December 31, 2022. Mr. Venerable had 2,886 outstanding stock options as of December 31, 2022, of which all were vested as of such date. 1,769 unvested options were terminated on November 4, 2022, the date of Mr. Venerable’s resignation from the Board,

(14)    Mr. Ramdeen joined the Board on January 13, 2023 and as such, did not earn any fees in the fiscal year ended December 31, 2022.

(15)    Represents transitional fees in connection with Mr. Shaw’s departure as a director.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information concerning the ownership of our common stock, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 15,878,150 shares of common stock outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

	Shares of Common Stock Owned
Name and Address of Beneficial Owner(1)	Number of Shares		Percentage
Named Executive Officers and Directors
Joseph Hernandez	2,850,351		18.0%
Vuc Jeremić	3,095	(2)	*
Simon Tarsh	4,073	(3)	*
Timothy Ramdeen	2,386	(4)	*
James Sapirstein	18,995	(5)	*
Erin Henderson	179,090	(6)	1.1%
Jon Garfield	41,667	(7)	*
All directors and named executive officers as a group (7 persons)			19.5%
5% Stockholders
Cincinnati Cornerstone Investors BWV I, LLC	2,361,201	(8)	14.9%
CincyTech Fund IV, LLC	845,268	(9)	5.3%
American Financial Group, Inc.	940,762	(10)	5.9%
Sabby Parties	1,210,686	(11)	7.6%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Blue Water Biotech, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.

(2)      Consists of 3,095 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(3)      Consists of 4,073 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(4)      Consists of 2,386 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(5)      Consists of 18,995 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(6)      Consists of (i) 24,752 shares of common stock and (ii) 154,338 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(7)      Consists of 41,667 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date.

(8)      Based on a Schedule 13D/A filed with the SEC on April 13, 2023, consists of 1,161,201 shares held of record by Cincinnati Cornerstone Investors BWV I. Cincinnati Cornerstone Capital, LLC holds voting and dispositive power with respect to the shares of common stock held by Cincinnati Cornerstone Investors BWV I. The address for these entities is 2900 Reading Rd., Suite 410, Cincinnati, OH 45206.

(9)      Based on a Schedule 13G filed with the SEC on March 3, 2022, consists of (i) 806,068 shares of common stock (following the conversion of preferred stock) held of record by CincyTech Fund IV, LLC and (ii) 39,200 shares of common stock underlying options that are currently exercisable within 60 days of the Record Date. CincyTech, LLC holds voting and dispositive power with respect to the shares of common stock held by CincyTech Fund IV, LLC. The address for these entities is 2900 Reading Rd., Suite 410, Cincinnati, OH 45206.

(10)    Based on a Schedule 13G/A filed with the SEC on January 31, 2023, filed by American Financial Group, Inc. (“AFG”), with respect to 940,762 shares owned by AFG. The principal business address for AFG is 301 East Fourth Street, Cincinnati, Ohio 45202.

(11)    Based on a Schedule 13G filed with the SEC on January 4, 2023, Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz (collectively, the “Sabby Parties”), share dispositive power over 1,210,686 shares: (i) Sabby Volatility Warrant Master Fund, Ltd. beneficially owns 1,210,686 shares and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 1,210,686 shares. Sabby Management, LLC and Hal Mintz do not directly own any shares, but each indirectly owns 1,210,686 shares. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 1,210,686 shares of common stock because it serves as the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns 1,210,686 shares of common stock in his capacity as manager of Sabby Management, LLC. The principal business address for the Sabby Parties is 2041 Courtland Avenue, Cincinnati, Ohio 45212.

PROPOSAL 2
APPROVAL OF AMENDMENT TO THE 2022 PLAN

Background

The stockholders are being asked to vote to approve an amendment to our 2022 Plan to increase the aggregate number of shares of common stock that may be issued under the 2022 Plan by 550,000 shares from 2,600,000 to 3,150,000 shares.

The amendment to the 2022 Plan was approved by the Board at a special meeting of the Board on March 21, 2023 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment to the 2022 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2022 Plan in accordance with the current terms and conditions of the 2022 Plan. The Board of Directors believes that the proposed amendment to increase the number of shares of common stock available for the grant of awards thereunder by 550,000 is necessary in order to provide the Company with a sufficient reserve of shares of common stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s success. The Board has determined that it is in the best interests of us and our stockholders that the amendment to the 2022 Plan be approved and is asking our stockholders for their approval of the amendment to the 2022 Plan. The form of Second Amended and Restated 2022 Plan, which reflects the proposed amendment, is attached as Appendix A to this Proxy Statement (additions are underlined, deletions are struck through).

Explanation of Amendment

Section 2(a) of the 2022 Plan currently provides as follows:

“(a) Share Reserve.    Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of common stock that may be issued pursuant to Awards will not exceed the sum of (i) 1,200,000 new shares, plus (ii) the Prior Plans’ Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.”

In order to increase the number of shares issuable under the 2022 Plan, the Board has authorized and approved the following new Section 2(a) of the 2022 Plan to replace the existing Section 2(a) in its entirety:

“(a) Share Reserve.    Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of common stock that may be issued pursuant to Awards will not exceed the sum of (i) 1,750,000 new shares, plus (ii) the Prior Plans’ Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.”

Vote Required

The approval of the amendment to the 2022 Plan requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL TO AMEND THE 2022 PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN BY 550,000 SHARES FROM 2,600,000 TO 3,150,000 SHARES.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED ACCOUNTING FIRM

Introduction

On March 21, 2023, the Board recommended the stockholder ratification of the appointed the firm of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. At the Meeting, our stockholders will be asked to ratify such appointment of the Auditor to serve as our independent registered public accounting firm. The Board, through the Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal year 2023. A representative of the Auditor is not expected to be present at the Meeting.

Fees

The table below presents the aggregate fees billed for professional services rendered by the Auditor for the years ended December 31, 2022 and 2023.

	2022	2021
Audit fees	$562,666	$460,673
Audit-related fees	—	—
Tax fees	$9,975
All other fees	—	—
Total fees	$562,666	$460,673

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the Auditor in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the Auditor for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” consist of amounts billed by an associated entity of the Auditor for services in connection with the preparation of our federal and state tax returns. “All other fees” are fees billed by the Auditor for products and services not included in the foregoing categories. For the years ended December 31, 2022 and 2021, the audit fees included professional services rendered related to our initial public offering.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

Pre-Approval Policies and Procedures

The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The Audit Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit Committee.

On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by the Company’s independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast at this Meeting. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal, provided that they have not received instructions from a beneficial owner.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 no later than March 2, 2024.

Stockholders intending to present a proposal at our 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that in the event that the date of the 2024 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than 5:00 p.m. Eastern Time on February 1, 2024 and no later than the 5:00 p.m. Eastern Time on March 2, 2024, if the 2024 Annual Meeting is not more than 30 days in advance of or not later than 60 days after May 31, 2024. The notice must contain the information required by our Amended and Restated Bylaws. On the other hand, in the event that the date of the 2024 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2024 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2024 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the proxy statement for our 2024 Annual Meeting.

Other Stockholder Communications

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to Blue Water Biotech, Inc., Attention: Secretary, 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.

OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us by telephone at (513) 620-4101 or by mail at Blue Water Biotech, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Annual Report

We will provide without charge to each person to whom a copy of the Proxy Statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC. To make a request for such copies, you should contact the Company at the address or telephone number below.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address or telephone number:

Blue Water Biotech, Inc.
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202
Attention: Erin Henderson
Telephone: (513) 620-4101
Email: ehenderson@bwbio.com

If you are a stockholder of the Company and would like to request documents, please do so by May 24, 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Appendix A

FORM OF BLUE WATER BIOTECH, INC.
SECOND AMENDED AND RESTATED
2022 EQUITY INCENTIVE PLAN

1.      General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of Stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.

(d) Successor to and Continuation of Prior Plans. The Plan is the successor to and continuation of the Company’s 2019 Equity Incentive Plan. As of the Effective Date, (i) no additional awards may be granted under the 2019 Equity Incentive Plan; (ii) the Prior Plans’ Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the 2019 Equity Incentive Plan will remain subject to the terms of the 2019 Equity Incentive Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

2.      Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 1,750,000 new shares, plus (ii) the Prior Plans’ Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.

(b) Fungible Share Counting. Subject to adjustment in accordance with Section 2(d), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (i) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the grant date (each, an “Appreciation Award”); and (ii) 1.20 shares for each share of Common Stock issued pursuant to any Award (other than an Appreciation Award) (each, a “Full Value Award”).

(c) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 250,000 shares.

(d) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise or strike price of an Appreciation Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise or strike price of an Appreciation Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award. For each share subject to a Full Value Award that is added back to the Share Reserve pursuant to this subsection, the number of shares of Common Stock available for issuance under the Plan will increase by 1.20 shares.

3.      Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(c).

(d) Non-Employee Director Compensation Limit. The aggregate value of all Awards granted to any individual for service as a Non-Employee Director with respect to any calendar year will not exceed (i) $150,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $200,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4.      Options.

Each Option will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. The terms and conditions of separate Options need not be identical; provided, however, that each Option Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Transferability. The Board may impose such limitations on the transferability of an Option as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options will apply, provided that except as explicitly provided herein, no Option may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option may be transferred pursuant to a domestic relations order.

(e) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options will cease upon termination of the Participant’s Continuous Service.

(f) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(g) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Options to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(h) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(i) Whole Shares. Options may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.      Stock Appreciation Rights.

Each SAR will have such terms and conditions as determined by the Board. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate SARs need not be identical; provided, however, that each SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. No SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award.

(c) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(d) Transferability. The Board may impose such limitations on the transferability of an SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of SARs will apply, provided that except as explicitly provided herein, no SAR may be transferred for consideration:

(i) Restrictions on Transfer. An SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an SAR may be transferred pursuant to a domestic relations order.

(e) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of SARs will cease upon termination of the Participant’s Continuous Service.

(f) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(g) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 5(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her SARs to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(a) above):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(h) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(a)).

(i) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

6.      RESTRICTED STOCK and RESTRICTED STOCK UNITS

(a) Restricted Stock Awards. Each Restricted Stock Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(ii) Consideration. A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement.

(v) Dividends. Dividends may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award, as determined by the Board and specified in the Award Agreement; provided, however, that (i) any dividends that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (ii) any dividends that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(b) Restricted Stock Unit Awards. Each RSU Award will have such terms and conditions as determined by the Board; provided, however, that each RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award. A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration. Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of an RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividend Equivalents. Dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a RSU Award, as determined by the Board and specified in the Award Agreement; provided, however, that (i) no dividend equivalents may be paid with respect to any such shares subject to an RSU Award before the date such shares have vested under the terms of such Award Agreement, (ii) any dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such RSU Award and the covered shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividend equivalents that are credited with respect to any such shares subject to an RSU Award will be forfeited to the Company on the date, if any, such RSU Award is forfeited to by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any RSU Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such RSU Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Award Agreement evidencing such RSU Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the RSU Award vests must be issued in accordance with a fixed pre-determined schedule.

(c) Time and Performance Vesting. The Committee, in its sole discretion, may impose such restrictions on the vesting of the Participant’s Restricted Stock Award or Restricted Stock Units as it may deem advisable or appropriate, in accordance with this Section 6(c).

(i) Service Vesting. The Committee may condition the vesting of a Participant’s Restricted Stock Award or Restricted Stock Units upon the Participant’s continued performance of services for the Company through a specified vesting date or dates. If the Participant’s Continuous Service terminates before such vesting date, the relevant Restricted Stock Award and/or Restricted Stock Units shall be forfeited, except as may otherwise be provided in the Award Agreement.

(ii) Performance Vesting. Alternatively, the Committee may, in its discretion, condition the vesting of all or a portion of the Participant’s Restricted Stock Award or Restricted Stock Units upon completion of based upon the achievement of specific Performance Goals (Company-wide, divisional, or individual) or any other basis determined by the Committee in its discretion

(d) Performance Awards. With respect to any RSU Award or other Award designated as a Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(e) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

7.      Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price payable by the holder. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the Stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8.      Administration.

(a) Administration by Compensation Committee. The Compensation Committee of the Board will administer the Plan unless and until the Board delegates administration of the Plan to a different Committee or Committees of the Board.

(b) Powers of Committee. The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board or Committee discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan, and Committee approval will not be necessary for immaterial modifications to any Award Agreement, deemed necessary or desirable to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(c) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

(f) Delegation to an Officer. The Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value of shares of the Common Stock.

9.      Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

10.    Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board or the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the

Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(n) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

11.    Covenants of the Company. COMPLIANCE WITH LAW.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

12.    Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.    Amendment of Termination of the Plan.

(a) Termination. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Amendment. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however, that Stockholder approval will be required for any amendment to the extent required by Applicable Law.

(c) Effect on Prior Awards. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 7(c), is in the best interests of the Company or its stockholders.

14.    Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company or a subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company or any subsidiary’s fidelity bond; (ii) the willful engaging in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or any subsidiaries, or soliciting employees, consultants or customers of the Company or any subsidiaries in violation of law or any employment or other agreement to which the recipient is a party; (iii) the continued failure or habitual neglect by a person who is a Participant to perform his or her duties with the Company or any subsidiary; or (iv) other disregard of rules or policies of the Company or any subsidiary, or conduct evidencing willful or wanton disregard of the interests of the Company or any subsidiary.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Blue Water Biotech, Inc., a Delaware corporation.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the

Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events, provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant under Section 409A of the Code in connection with an Award, such transaction or series of transactions, also constitutes a Section 409A Change in Control:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances. In making such a determination, the Board may rely upon a determination by the Social Security Administration that the Participant is disable for purposes of eligibility for Social Security disability benefits.

(u) “Effective Date” means the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(aa) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(bb) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(cc) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “IPO Date” means the date on which the Company completes an underwritten initial public offering of the Common Stock.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(hh) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ii) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(jj) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(kk) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ll) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(e).

(mm) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(nn) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(oo) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(pp) “Performance Award” means a Restricted Stock Unit Award or other Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5 pursuant to such terms as are approved by the Board or the Committee. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Committee may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(qq) “Performance Criteria” means the one or more criteria that the Board or Committee will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board or Committee.

(rr) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ss) “Performance Period” means the period of time selected by the Committee or the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee or the Board.

(tt) “Plan” means this Blue Water Biotech, Inc. 2022 Equity Incentive Plan.

(uu) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(vv) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g) or Section 5(g), as applicable.

(ww) “Prior Plan Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the date immediately prior to the Effective Date.

(xx) “Prior Plan” mean the Blue Water Biotech, Inc. 2019 Equity Incentive Plan, as amended from time to time.

(yy) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(zz) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(bbb) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ccc) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee) “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ggg) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh) “Securities Act” means the Securities Act of 1933, as amended.

(iii) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(jjj) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(kkk) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(lll) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BLUE WATER BIOTECH, INC.

THE UNDERSIGNED HEREBY APPOINTS MR. JOSEPH HERNANDEZ AND MS. ERIN HENDERSON, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF BLUE WATER BIOTECH, INC. (FORMERLY KNOWN AS BLUE WATER VACCINES INC.) (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON APRIL 3, 2023 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2023, OR ANY ADJOURNMENT THEREOF.

1. Election of Mr. James Sapirstein (the “Nominee”) to serve as a Class II director on the Company’s Board of Directors (the “Board”) for a three-year term that expires at the 2026 Annual Meeting of Stockholders, or until his successor is elected and qualified.

☐ FOR THE NOMINEE
☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2. To approve an amendment to the Company’s Amended and Restated 2022 Equity Incentive Plan to increase the aggregate number of shares of the Company’s common stock, par value $0.00001 per share, that may be issued under the plan by 550,000 shares from 2,600,000 to 3,150,000 shares:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To ratify the appointment by the Board of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominee and each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Blue Water Biotech, Inc.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.